UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2007



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



        Maryland                        1-10093                  13-6908486
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



     31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334
     -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code (248) 350-9900
                                                            --------------


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On April 25, 2007, Ramco-Gershenson Properties Trust issued a press release with respect to its results of operations and financial condition for the three months ended March 31, 2007. A copy of such press release is filed herewith as
Exhibit 99.1 and is incorporated and included by reference herein.

Item 9.01       Financial Statements and Exhibits

(d)     Exhibits.

        99.1 Press release, dated April 25, 2007, entitled "Ramco-Gershenson Properties Trust Reports Results for First Quarter 2007."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RAMCO-GERSHENSON PROPERTIES TRUST


Date: April 25, 2007                    By: /s/ Richard J. Smith
                                           ---------------------
                                           Richard J. Smith
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
 99.1           Press release, dated April 25, 2007, entitled "Ramco-Gershenson
                Properties Trust Reports Results for First Quarter 2007."